SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 1997

                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-7182                  13-2740599
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     (State or Other              (Commission             (I.R.S. Employer
     Jurisdiction of              File Number)           Identification No.)
      Incorporation)

World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:       (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of September 26, 1997 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain Merrill Lynch financial ratios for the periods presented.

Merrill Lynch repurchased .4 and 13.6 million shares of its common stock for the 1997 three- and nine-month periods, respectively, and 9.1 and 30.3 million shares for the corresponding 1996 periods.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

            (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

            (99)  Additional Exhibits

                  (i) Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of September 26, 1997


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH & CO., INC.
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                                                 (Registrant)




                                       By: /s/ Joseph T. Willett
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                                               Joseph T. Willett
                                               Senior Vice President,
                                               Chief Financial Officer


Date: October 29, 1997


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                                  EXHIBIT INDEX

 Exhibit No.  Description                                                Page
 -----------  -----------                                                ----

    (12)      Computation of Ratios of Earnings to Fixed Charges and      5
              Combined Fixed Charges and Preferred Stock Dividends

    (99)      Additional Exhibits

              (i) Preliminary Unaudited Consolidated Balance Sheet of     6
                  Merrill Lynch as of September 26, 1997


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